UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 15, 2024
Date of Report (date of earliest event reported)
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BOREALIS FOODS INC.
(Exact name of registrant as specified in its charter)
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Ontario (State or other jurisdiction of incorporation or organization)	001-40778 (Commission File Number)	98-1638988 (I.R.S. Employer Identification Number)
1540 Cornwall Rd., Suite 104 Oakville, ON L6J 7W5
(Address of principal executive offices and zip code)
(905) 278-2200
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares	BRLS	Nasdaq Capital Market
Warrants	BRLSW	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events

On August 15, 2024, Borealis Foods Inc. issued a letter to its shareholders providing an update on continued gross margin expansion and expectation for a stronger second half of 2024. A copy of this letter is furnished with this report as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d): The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Borealis Foods Inc. Letter dated August 15, 2024 (letter reporting continued gross margin expansion and expectation for a stronger half of 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

BOREALIS FOODS INC.

Date: August 21, 2024	By	/s/ Pouneh V. Rahimi
Pouneh V. Rahimi
Chief Legal Officer